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                                                                    EXHIBIT 23.1
                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Form 10-K.

                                              /s/ Arthur Andersen LLP

Denver, Colorado,
 March 31, 1998.